Exhibit 10.1

FIFTH AMENDMENT TO

REVOLVING CREDIT AGREEMENT

Between:

THE KOSKI FAMILY LIMITED PARTNERSHIP,

a Texas Limited Partnership

as “Lender”

and

ORAGENICS, Inc.,

a Florida Corporation

as “Borrower”.

Date: January 23, 2012

FIFTH AMENDMENT TO

REVOLVING CREDIT AGREEMENT

THIS FIFTH AMENDMENT to the REVOLVING CREDIT AGREEMENT (the “Fifth Amendment”) is made and entered into as of the 23rd day of January, 2012, by and between THE KOSKI FAMILY LIMITED PARTNERSHIP, a Texas Limited Partnership (“Lender”), having an address for the purposes hereof of 3525 Turtle Creek Boulevard, Unit 19-B, Dallas, Texas 75219 and ORAGENICS, INC., a Florida corporation (“Borrower”), having an address of 3000 Bayport Drive, Suite 685, Tampa, Florida 33607.

RECITALS:

WHEREAS, Borrower applied to Lender for a revolving loan in the principal amount of up to $2,000,000, upon and subject to the terms and conditions hereof;

WHEREAS, on July 30, 2010, Lender and Borrower entered into the Revolving Credit Agreement (the “Credit Agreement”);

WHEREAS, on each of September 13, 2010 and November 8, 2010, Borrower drew down $1,000,000 under the Credit Agreement and issued notes to Lender in such amounts;

WHEREAS, on January 24, 2011, Borrower and Lender amended the Agreement to add an additional $500,000 of availability to the Credit Agreement and Borrower thereafter drew down the additional $500,000 and issued a note to Lender in such amount (the “First Amendment”);

WHEREAS, on February 4, 2011, Borrower and Lender again amended the Credit Agreement which (i) increased the availability under the Credit Agreement by an additional $2,500,000 to $5,000,000; (ii) limited future borrowings to $500,000 per month and to the first week of any applicable month; (iii) extended the due date of amounts outstanding and subsequently borrowed under the Agreement from July 30, 2011 to July 30, 2012; (iv) included an automatic conversion provision; and (v) provided the KFLP with a put right as to any undrawn availability under certain conditions (the “Second Amendment”);

WHEREAS, Borrower subsequently issued notes each month to Lender in the amount of $500,000 for the months of March, April, May, June and July 2011;

WHEREAS, Lender and Borrower amended the Agreement on June 29, 2011, to increase the availability by an additional $2,000,000 from $5,000,000 to $7,000,000 (the “Third Amendment”) to the Credit Facility. Draws of the $2,000,000 in increased availability provided by the Third Amendment to the Credit Facility were limited to $1,000,000 increments beginning no earlier than August 2011 and October 2011, respectively. All other terms of the Credit Facility remained the same;

WHEREAS, Borrower subsequently issued notes for $1,000,000 under the Credit Facility in each of August and October 2011; and

WHEREAS, Borrower and Lender amended the Agreement on December 9, 2011 to increase the availability under the Credit Agreement, as amended, by an additional $500,000 from $7,000,000 to $7,500,000 (the “Fourth Amendment”) and thereafter Borrower immediately drew down the $500,000 of availability;

WHEREAS, Borrower and Lender hereby seek to enter into this Fifth Amendment to increase the availability under the Credit Agreement as amended, by an additional $750,000 from $7,500,000 to $8,250,000 (the “Fifth Amendment”) and for Lender to immediately draw down the $750,000 in availability.

NOW, THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

1. The Recitals set forth above are true and correct.

2. Section 1.20 in Article 1, “Definitions and Particular Terms” is hereby amended and replaced in its entirety with the following:

Section 1.20 Note: The Note or Note(s) executed in connection with this Agreement in the maximum aggregate principal amount of $8,250,000, in the form attached hereto on Exhibit 1.21.

3. Article 2 “The Financing” Section 2.01 is hereby amended by replacing the entire section with the following:

Section 2.01 Revolving Loan. Upon the execution of this Agreement and ongoing compliance with its terms and conditions, Lender agrees to make, and Borrower agrees to take, an ongoing loan in the principal amount of up to $8,250,000, which Credit Facility shall be evidenced by Notes and shall accrue interest on the outstanding balance existing from time to time as provided in and as payable under the Notes at the Interest Rate, with principal to be payable under and pursuant to the Notes, which shall have a final maturity of July 30, 2012. The proceeds of the Credit Facility shall be used for general corporate purposes.

4. Article 2 “The Financing” Section 2.02 is hereby amended by replacing the entire section with the following:

Section 2.02 Draw Downs. So long as the Borrower is in compliance with the terms of the Loan Documents, provides written notice of request for draw down to Lender at the address of Lender set forth above (or as later changed in writing by Lender), and provides Lender with such written notice, a No Adverse Change Certificate in such form and substance acceptable to Lender, Borrower may draw down on this Revolving Facility, in no event in excess of $8,250,000 (when considering all draw downs made hereunder).

5. All other terms of the Agreement as amended remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed and delivered as of the date first above written.

“Lender”

THE KOSKI FAMILY LIMITED PARTNERSHIP, a Texas Limited Partnership

By:	/s/ Christine L. Koski
Christine L. Koski, Managing General Partner

“Borrower”

ORAGENICS, INC., Florida Corporation

By:	/s/ John N. Bonfiglio
John N. Bonfiglio, Chief Executive Officer

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